Accounting for Asset Retirement Obligations	12 Months Ended
May 31, 2011
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligation Disclosure [Text Block]

15. ACCOUNTING FOR ASSET RETIREMENT OBLIGATIONS

We recognize AROs in the period in which we have an existing legal obligation associated with the retirement of a tangible long-lived asset, and the amount of the liability can be reasonably estimated. The ARO is recognized at fair value when the liability is incurred with a corresponding increase in the carrying amount of the related long lived asset. We depreciate the tangible asset over its estimated useful life. Our legal obligations related to asset retirement require us to: (i) reclaim lands disturbed by mining as a condition to receive permits to mine phosphate ore reserves; (ii) treat low pH process water in phosphogypsum management systems to neutralize acidity; (iii) close and monitor phosphogypsum management systems at our Florida and Louisiana facilities at the end of their useful lives; (iv) remediate certain other conditional obligations; and (v) remove all surface structures and equipment, plug and abandon mine shafts, contour and revegetate, as necessary, and monitor for five years after closing our Carlsbad, New Mexico facility. The estimated liability for these legal obligations is based on the estimated cost to satisfy the above obligations which is discounted using a credit-adjusted risk-free rate.

A reconciliation of our AROs is as follows:

	May 31,
(in millions)	2011	2010
Asset retirement obligations, beginning of year	$525.9	$530.7
Liabilities incurred	35.0	27.1
Liabilities settled	(73.1)	(67.6)
Accretion expense	31.6	29.6
Revisions in estimated cash flows	53.7	6.1
Asset retirement obligations, end of year	573.1	525.9
Less current portion	90.6	83.1
	$482.5	$442.8

We also have unrecorded AROs that are conditional upon a certain event. These AROs generally include the removal and disposition of non-friable asbestos. The most recent estimate of the aggregate cost of these AROs, expressed in 2011 dollars, is approximately $26.0 million. We have not recorded a liability for these conditional AROs as of May 31, 2011 because we do not currently believe there is a reasonable basis for estimating a date or range of dates for demolition of these facilities. In reaching this conclusion, we considered the historical performance of each facility and have taken into account factors such as planned maintenance, asset replacements and upgrades which, if conducted as in the past, can extend the physical lives of our facilities indefinitely. We also considered the possibility of changes in technology, risk of obsolescence, and availability of raw materials in arriving at our conclusion.